UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2025

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Datavault Securities Purchase Agreement

On September 25, 2025, Scilex Holding Company (the “Company”) entered into a Securities Purchase Agreement (the “Datavault SPA”) with Datavault AI Inc., a Delaware corporation (“Datavault”), pursuant to which Datavault agreed to issue and sell, and Scilex agreed to purchase, 15.0 million shares (the “Datavault Shares”) of common stock of Datavault (“Datavault Common Stock”) and a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 263,914,094 shares of Datavault Common Stock for an aggregate purchase price of $150 million.

Pursuant to the Datavault SPA, on the initial closing date of September 26, 2025 (the “Initial Datavault Closing Date”), Datavault issued 15.0 million shares of Datavault Common Stock to the Company, for a per share purchase price of $0.5378 (the “Per Share Purchase Price”), to be paid in Bitcoin blockchain (“Bitcoin”), with the amount of Bitcoin being based on the spot exchange rate for Bitcoin as published by Coinbase.com at 8:00 p.m. (New York City time) on the trading day immediately prior to the Initial Datavault Closing Date.

Within 25 days of the Initial Datavault Closing Date, Datavault is required to, among other things, file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement for the purpose of obtaining the Stockholder Approval (as defined below) and shall use its reasonable best efforts to solicit its stockholders’ approval of such resolution. Datavault is also required to hold an annual or special meeting of its stockholders (the “Stockholder Meeting”) for purposes of obtaining the Stockholder Approval no later than 75 days after the Initial Datavault Closing Date (the “Stockholder Meeting Deadline”) and is obligated to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite Datavault’s reasonable best efforts, the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, Datavault shall cause an additional Stockholder Meeting to be held within 45 days thereafter. If, despite Datavault’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meeting, Datavault shall cause an additional Stockholder Meeting to be held every fourth month thereafter until such Stockholder Approval is obtained. As used in the Datavault SPA, “Stockholder Approval” means (i) such approval as may be required by the applicable rules and regulations of the trading market from the stockholders of Datavault with respect to the transactions contemplated by the transaction documents, including with respect to issuance of all of the Pre-Funded Warrant Shares (as defined below) upon the exercise thereof and/or to give full effect to the terms of the Pre-Funded Warrant (as defined below), without regard to any limitations upon exercise of the Pre-Funded Warrant relating to any required approvals by Datavault’s stockholders and (ii) the approval from the stockholders of Datavault with respect to an amendment to its certificate of incorporation to increase the number of shares of Datavault Common Stock authorized for issuance to up to 1.5 billion (or such greater amount as is necessary to issue the Pre-Funded Warrant Shares to Scilex).

Notwithstanding the foregoing, if Datavault is able to obtain the written consent of holders of a majority of the shares of its issued and outstanding Datavault Common Stock to obtain the Stockholder Approval (the “Stockholder Consent”), the Company may satisfy its obligations under the Datavault SPA to obtain the Stockholder Approval by obtaining such consent and submitting for filing with the SEC a Preliminary Information Statement on Schedule 14C no later than 15 days after the Initial Datavault Closing Date, followed by a Definitive Information Statement on Schedule 14C no later than the timeline for such filing prescribed by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to the Datavault SPA, following Datavault’s receipt of the Stockholder Approval, Datavault will issue the Company the Pre-Funded Warrant to purchase 263,914,094 shares of Datavault Common Stock (such shares, the “Pre-Funded Warrant Shares”) in exchange for an aggregate of approximately $141.9 million. The aggregate purchase price for the Pre-Funded Warrant is based on the Per Share Purchase Price minus $0.0001 per share, multiplied by the number of shares subject to such warrant. The exercise price of the Pre-Funded Warrant will be $0.0001 per share. The Pre-Funded Warrant will be immediately exercisable upon issuance and will expire when exercised in full.

The Pre-Funded Warrant contains certain anti-dilution provisions providing for the adjustment of the exercise price and shares issuable upon exercise in the event of a stock dividend of stock split of Datavault. Additionally, the Pre-Funded Warrant includes the right to acquire any rights to purchase Datavault Common Stock, warrants or other securities on the same terms as holders of Datavault Common Stock in such amount that the holder would have been entitled to if the Pre-Funded Warrant were exercised. The Pre-Funded Warrant also includes the right to receive any dividends declared by Datavault.

The Datavault SPA contains customary representations, warranties, covenants and agreements by the Company and Datavault and customary conditions to closing.

The Datavault Shares, the Pre-Funded Warrant and the shares of Datavault Common Stock issuable upon exercise thereof are being offered by Datavault pursuant to a “shelf” registration statement on Form S-3 (File No. 333-288538), as amended, which was originally filed with the SEC on July 7, 2025, and declared effective by the SEC on July 9, 2025.

The foregoing summary of the Datavault SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the Datavault SPA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 regarding the Datavault SPA is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On September 25, 2025, the Company issued a press release announcing the execution of the Datavault SPA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2025, the Company issued a press release announcing the closing of the transactions contemplated by the Datavault SPA. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1#	Securities Purchase Agreement, dated September 25, 2025, by and between Scilex Holding Company and Datavault AI Inc.
99.1	Press release dated September 25, 2025.
99.2	Press release dated September 26, 2025.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

# Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Henry Ji
	Name:	Henry Ji
Date: September 26, 2025	Title:	Chief Executive Officer and President